UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2022

NATIONAL BANK HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35654	27-0563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 East Orchard Road, Suite 300, Greenwood Village, Colorado 80111
(Address of principal executive offices) (Zip Code)

303-892-8715
(Registrant’s telephone, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A Common Stock	NBHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01Completion of Acquisition or Disposition of Assets.

On October 1, 2022, National Bank Holdings Corporation, a Delaware corporation (the “Company”), completed the transactions contemplated by the Agreement and Plan of Merger, dated March 31, 2022, by and between the Company and Bancshares of Jackson Hole Incorporated, a Wyoming corporation (“BOJH”) (the “Merger Agreement”), including the merger of BOJH with and into the Company (the “Merger”). The aggregate consideration issued in connection with the Merger was 4,391,964 shares of the Company’s Class A common stock and approximately $51.0 million in cash (including cash issued in lieu of fractional shares and cash issued in connection with cancellation of BOJH stock options). At closing, each shareholder of BOJH common stock received 32.43 shares of the Company’s Class A common stock and $353.36 for each share of BOJH common stock issued and outstanding immediately prior to the effective time of the Merger. Of the shares issued 231,317 shares of the Company’s Class A common stock (approximately $8.6 million based on the Company’s closing stock price on September 30, 2022) are being held in escrow to support certain indemnification obligations under the Merger Agreement (the “Stock Escrow”). Of the cash consideration paid, $200,000 is being held in escrow to serve as security for reimbursement of the expenses incurred by Thomas Biolchini as the representative of BOJH shareholders under the Merger Agreement (the “Cash Escrow”). Any remaining portion of the Stock Escrow and Cash Escrow will be released to the shareholders of BOJH eighteen months after the closing of the Merger. Pursuant to the terms of the Merger Agreement, following the closing of the Merger, the Company will file a prospectus supplement to the prospectus included in the Company’s existing shelf Registration Statement on Form S-3ASR, filed on September 1, 2022. For a period of six (6) months following the closing of the Merger, the BOJH shareholders that are a party to the Voting and Support Agreement, individually and collectively, are prohibited from transferring to a third party in any given day the Company’s Class A common stock in an amount greater than 20% of the average daily trading volume of the Company’s common stock for a 20-day period immediately preceding such day.

Item 3.02Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, the Company has acquired all of the outstanding common stock of BOJH in exchange for cash and stock consideration. In exchange for their shares of BOJH common stock, the shareholders of BOJH received approximately $45.5 million of cash consideration and 4,391,964 shares of the Company’s Class A common stock (the “Issued Shares”), 231,317 of such Issued Shares are being held in escrow as described above. The issuance of the Issued Shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) promulgated thereunder. The disclosures regarding the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of the Issued Shares in connection therewith, under Item 2.01 above are incorporated into this Item 3.02 by reference.

Item 7.01Regulation FD.

On October 3, 2022, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of BOJH as of and for the fiscal year ended December 31, 2021, as well as the accompanying notes thereto and the related independent auditor’s report, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

The unaudited consolidated financial statements of BOJH as of June 30, 2022, and for the six months ended June 30, 2022, as well as the accompanying notes thereto are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2022, and the unaudited pro forma condensed combined income statements for the fiscal year ended December 31, 2021, and for the six months ended June 30, 2022 (“Pro Forma Financial Statements”) as well as the accompanying notes thereto are filed as Exhibit 99.4 hereto and are incorporated herein by references. The Pro Forma Financial Statements give effect to the Merger and are based on the historical consolidated financial statements of the Company and BOJH.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1

Agreement and Plan of Merger, dated as of March 31, 2022, by and among Bancshares of Jackson Hole Incorporated and National Bank Holdings Corporation (incorporated by reference to Exhibit 2.1 of National Bank Holdings Corporation’s Current Report on Form 8-K filed April 5, 2022).

10.1

Form of Voting and Support Agreement, dated as of March 31, 2022, by and among National Bank Holdings Corporation and certain shareholders of Bancshares of Jackson Hole Incorporated (incorporated by reference to Exhibit 10.1 of National Bank Holdings Corporation’s Current Report on Form 8-K filed April 5, 2022).

23.1	Consent of FORVIS, LLP.
99.1	Press Release, dated October 3, 2022
99.2	Audited Consolidated Financial Statements of Bancshares of Jackson Hole Incorporated as of and for the fiscal year ended December 31, 2021.
99.3	Unaudited Consolidated Financial Statements of Bancshares of Jackson Hole Incorporated as of June 30, 2022 and for the six months ended June 30, 2022.
99.4

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2022 and the Unaudited Pro Forma Condensed Combined Income Statements for the fiscal year ended December 31, 2021 and for the six months ended June 30, 2022.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bank Holdings Corporation

By:	/s/ Angela N. Petrucci
Name: Angela N. Petrucci
Title: Chief Administrative Officer & General Counsel
Date: October 4, 2022